UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 21, 2007

                Date of Report (Date of earliest event reported)

                         Ambassadors International, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-26420                  91-1688605
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

                              1071 Camelback Street
                             Newport Beach, CA 92660
               (Address of principal executive offices) (Zip Code)

                                 (949) 759-5900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 1.01. Entry Into a Material Definitive Agreement.

     On February 22, 2007, Ambassadors International, Inc. ("Ambassadors") announced the execution of a Purchase Agreement, dated February 21, 2007 (the "Purchase Agreement"), between Ambassadors International Cruise Group, LLC, a wholly-owned subsidiary of Ambassadors ("Ambassadors International Cruise Group") and HAL Antillen N.V. ("HAL Antillen"), a unit of Carnival Corporation plc, pursuant to which Ambassadors International Cruise Group will acquire Windstar Sail Cruises Limited ("Windstar"), and related entities. Pursuant to the Purchase Agreement, Ambassadors, through Ambassadors International Cruise Group, will acquire all of the issued and outstanding ordinary and redeemable preference shares of Windstar for consideration of approximately $19 million in cash, $60 million in seller financing and the assumption of a working capital deficit of approximately $21 million. The $60 million in seller financing will be payable over ten years at 7% and will be collateralized by three Windstar cruise ships. The transaction is subject to the approval of the Federal Trade Commission, as well as other customary closing conditions.

     The foregoing description of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 2.1 hereto and the press release attached as 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

     Exhibits

          2.1 Purchase Agreement, dated February 21, 2007, between Ambassadors International Cruise Group and HAL Antillen.

          99.1 Text of press release, dated February 22, 2007.

--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMBASSADORS INTERNATIONAL, INC.


Date: February 23, 2007                    By:  /s/ Brian R. Schaefgen
                                           -------------------------------------
                                           Brian R. Schaefgen
                                           Chief Financial Officer